UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2019

BERRY GLOBAL GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 8, 2019, Berry Global Group, Inc. (“Berry” or the “Company”) issued an announcement (the “UK Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “City Code”) disclosing the terms of an all-cash firm offer for the entire issued and to be issued share capital of RPC Group Plc (“RPC”). Pursuant to the offer, RPC shareholders will be entitled to receive 793 pence in cash for each RPC share (implying a value of approximately £3.3 billion, or $4.3 billion using the exchange rate at the time of the offer) (the “Acquisition”). Aggregate consideration will be approximately £5.0 billion, or $6.5 billion, including refinancing of RPC’s net debt, using the exchange rate at the time of the offer. In connection with the Acquisition, (i) the Company, Berry Global International Holdings Limited (“Berry Bidco”) and RPC entered into a co-operation agreement described below (the “Co-Operation Agreement”), and (ii) the Company obtained debt financing under certain bridge facilities described below (the “Bridge Documents”) to finance the Acquisition.

UK Announcement

On March 8, 2019, the Company issued the UK Announcement disclosing the terms of the Acquisition. Under the terms of the Acquisition, the price of 793 pence per RPC share shall be reduced by the amount of any dividend (or other distribution or return of capital) which is announced, declared, paid or becomes payable by RPC to RPC shareholders on or after the date of the UK Announcement and prior to the date on which Berry is entered into the register of members of RPC following the Effective Date (as defined in the UK Announcement).

It is intended that the Acquisition will be implemented by way of a court-sanctioned Scheme of Arrangement under Part 26 of the UK Companies Act 2006 (the “Companies Act”) and under the City Code (the “Scheme”). The Acquisition is subject to the satisfaction (or waiver, where applicable) of certain conditions, including receipt of antitrust and regulatory approvals and the approval of the Scheme by a majority in number of RPC shareholders also representing not less than 75% in value of the RPC shares, in each case present and voting, either in person or by proxy, at RPC’s shareholders meeting. The conditions to the Acquisition are set forth more completely in the UK Announcement. Subject to the satisfaction or waiver of all relevant conditions, it is expected that the Acquisition will be completed early in the third quarter of calendar year 2019.

The Company is entitled to implement the Acquisition by way of a “Takeover Offer” (as defined in Part 28 of the Companies Act) in certain circumstances, subject to the terms of the Co-operation Agreement and the consent of the Panel on Takeovers and Mergers in the United Kingdom (the “Panel”).

Co-operation Agreement

On March 8, 2019, the Company, Berry Bidco and RPC entered into the Co-operation Agreement, pursuant to which: (i) Berry Bidco has agreed to use all reasonable endeavors to secure the regulatory clearances and authorizations necessary to satisfy the regulatory conditions relating to the Acquisition; and (ii) Berry Bidco, Berry and RPC have each agreed to certain undertakings to co-operate and provide each other with reasonable information, assistance and access in relation to the filings, submissions and notifications to be made in relation to such regulatory clearances and authorizations.

The Co-operation Agreement records the parties’ intention to implement the Acquisition by way of the Scheme, subject to the ability of Berry Bidco to implement the Acquisition by way of a Takeover Offer with the consent of the Panel. The Co-operation Agreement will terminate in certain circumstances, including if the Scheme does not become Effective by the Long Stop Date (in each case, as defined in the UK Announcement). The Co-operation Agreement also addresses certain other matters, as set forth therein.

Bridge Facility

The Company has obtained debt financing under the Bridge Documents to finance the Acquisition. The Company intends to obtain permanent financing prior to the completion of the Acquisition to replace the debt financing under the Bridge Documents. The committed financing under the Bridge Documents will be available until the earliest to occur of October 29, 2019, and certain events relating to the completion or termination of the Acquisition that are customary for “certain funds” financings in connection with acquisitions of UK public companies and which are specified in the Bridge Documents. The proceeds of the loans available under the Bridge Documents may be used towards financing the aggregate consideration payable to consummate the Acquisition, to refinance certain indebtedness of the Company, and to refinance certain indebtedness of RPC.

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Term Loan Bridge Financing

The Company, Berry Global, Inc., as borrower (the “Borrower”), Goldman Sachs Bank USA, as administrative agent and collateral agent, and the lenders party thereto, entered into that certain Term Loan Credit Agreement dated as of March 8, 2019 (the “Term Loan Bridge”). The Term Loan Bridge evidences the commitments of the lenders thereto to provide to the Borrower (1) initial term loans denominated in Euro in an aggregate principal amount of €2,500,000,000 (the “Euro Term Loan Tranche”), (2) initial term loans denominated in Sterling in an aggregate principal amount of £400,000,000 (the “Sterling Term Loan Tranche”), (3) a backstop facility relating to the Borrower’s existing term Q loans in an aggregate amount equal to $1,545,000,000 (the “Term Q Backstop Tranche”), (4) a backstop facility relating to the Borrower’s existing term R loans in an aggregate amount equal to $493,000,000 (the “Term R Backstop Tranche”), (5) a backstop facility relating to the Borrower’s existing term S loans in an aggregate amount equal to $700,000,000 (the “Term S Backstop Tranche”), and (6) a backstop facility relating to the Borrower’s existing term T loans in an aggregate amount equal to $814,000,000 (the “Term T Backstop Tranche,” and together with the Term Q Backstop Tranche, the Term R Backstop Tranche, and the Term S Backstop Tranche, the “Backstop Tranche”).

The Euro Term Loan Tranche and the Sterling Term Loan Tranche have a maturity date of seven years from the date of the completion of the Acquisition. The Term Q Backstop Tranche has a maturity date of October 1, 2022. The Term R Backstop Tranche has a maturity date of January 19, 2024. The Term S Backstop Tranche has a maturity date of February 8, 2020. The Term T Backstop Tranche has a maturity date of January 6, 2021.

Amounts drawn under the Euro Term Loan Tranche are expected to bear interest at a rate equal to EURIBOR plus 3.25% per annum. Amounts drawn under the Sterling Term Loan Tranche are expected to bear interest at a rate equal to the applicable LIBOR plus 4.25% per annum. Amounts drawn under the Backstop Tranche are expected to bear interest at a rate equal to the applicable LIBOR plus 2.50% per annum in the case of Eurocurrency loans, or a base rate described in the Term Loan Bridge plus 1.50% per annum in the case of base rate loans.

First Lien Bridge Financing

The Company, the Borrower, Goldman Sachs Bank USA, as administrative agent and collateral agent, and the lenders party thereto, entered into that certain First Lien Bridge Credit Agreement dated as of March 8, 2019 (the “First Lien Bridge”). The First Lien Bridge evidences the commitments of the lenders thereto to provide to the Borrower (1) initial bridge loans denominated in Euro in an aggregate principal amount of €1,500,000,000 (the “Euro First Lien Tranche”) and (2) initial bridge loans denominated in Sterling in an aggregate principal amount of £300,000,000 (the “Sterling First Lien Tranche”).

The First Lien Bridge has an initial maturity date of one year from the date of the completion of the Acquisition and, at the initial maturity date (if not repaid prior to that time), will be converted into a fixed-rate rollover loan that will mature seven years from the date of the completion of the Acquisition and be exchangeable by the lenders at any time (subject to certain minimum exchange amounts) into fixed-rate exchange notes.

Amounts drawn under the Euro First Lien Tranche will bear interest at a rate equal to EURIBOR plus 3.25% per annum for the first three months. Amounts drawn under the Sterling First Lien Tranche will bear interest at a rate equal to LIBOR plus 4.00% per annum for the first three months. Thereafter, the rate for each subsequent three-month period increases by 0.50% over the applicable margin in effect for the immediately preceding three-month period subject to a total cap on the rate equal to (1) with respect to the Euro First Lien Tranche, 5.50%, increasing by an additional 0.25% after 120 days and again after 180 days after the date of the First Lien Bridge, and (2) with respect to the Sterling First Lien Tranche, 7.25%, increasing by an additional 0.25% after 120 days and again after 180 days after the date of the First Lien Bridge. The total caps set forth above may increase by an additional 0.25% if the Company does not meet certain criteria with respect to its debt rating.

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Second Lien Bridge Financing

The Company, the Borrower, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto, entered into that certain Second Lien Bridge Credit Agreement dated as of March 8, 2019 (the “Second Lien Bridge”). The Second Lien Bridge evidences the commitments of the lenders thereto to provide to the Borrower initial bridge loans denominated in U.S. Dollars in an aggregate principal amount of $1,275,000,000 (the “Second Lien Tranche”).

The Second Lien Bridge has an initial maturity date of one year from the date of the completion of the Acquisition and, at the initial maturity date (if not repaid prior to that time), will be converted into a fixed-rate rollover loan that will mature eight years from the date of the completion of the Acquisition and be exchangeable by the lenders at any time (subject to certain minimum exchange amounts) into fixed-rate exchange notes.

Amounts drawn under the Second Lien Tranche will bear interest at a rate equal to LIBOR plus 3.75% per annum for the first three months. Thereafter, the rate for each subsequent three-month period increases by 0.50% over the applicable margin in effect for the immediately preceding three-month period subject to a total cap on the rate equal to 8.00%, increasing by an additional 0.25% after 120 days and again after 180 days after the date of the Second Lien Bridge. The total cap set forth above may increase by an additional 0.25% if the Company does not meet certain criteria with respect to its debt rating.

The Bridge Documents contain default provisions customary for facilities of this type, which are subject to customary grace periods and materiality thresholds, including, among others, defaults related to payment failures, failure to comply with covenants, material misrepresentations, defaults under other material indebtedness, the occurrence of a “change in control”, bankruptcy and related events, material judgments, certain events related to pension plans and the invalidity or revocation of any loan document or any guarantee agreement of the Company or any subsidiary that becomes a guarantor. If an event of default occurs under the Bridge Documents, the lenders may, among other things, terminate their commitments and declare immediately payable all borrowings. The Bridge Documents contain customary affirmative covenants for facilities of this type, including, among others, covenants pertaining to the delivery of financial statements, notices of default and certain other material events, maintenance of corporate existence and rights, business, property, and insurance and compliance with laws, as well as customary negative covenants for facilities of this type, including, among others, limitations on the incurrence of subsidiary indebtedness, liens, mergers and certain other fundamental changes, investments and loans, acquisitions, transactions with affiliates, payments of dividends and other restricted payments and changes in the Company’s line of business. The Bridge Documents also contain certain covenants related to the Acquisition that are customary in this context. The Bridge Documents also contain customary UK “certain funds” provisions limiting the scope of the representations and covenants a breach of which could permit the lenders to refuse to fund under the Bridge Documents.

All obligations under the Bridge Documents are unconditionally guaranteed by, subject to certain exceptions, each of the Company’s direct and indirect domestic subsidiaries and are secured by substantially all of the Company’s assets as well as those of each domestic subsidiary guarantor. The Bridge Documents also require the payment of certain fees to the lenders and agents thereunder as described in the Bridge Documents.

The administrative agents and the lenders have, from time to time, performed, are currently performing and may in the future perform, various financial advisory and commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses.

General

The foregoing summaries of the Acquisition, the UK Announcement, the Co-operation Agreement, and the Bridge Documents do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the UK Announcement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein, the full text of the Co-operation Agreement, a copy of which is attached as Exhibit 2.2 hereto and incorporated by reference herein, and the full text of the Bridge Documents, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3 and incorporated by reference herein.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 8, 2019, the Company entered into the Bridge Documents as described under Item 1.01 above. The description of the Bridge Documents set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Rule 2.7 Announcement, dated as of March 8, 2019

2.2	Co-Operation Agreement, dated as of March 8, 2019, by and among Berry Global Group, Inc., Berry Global International Holdings Limited and RPC Group Plc

10.1	Term Loan Credit Agreement, dated as of March 8, 2019, by and among Berry Global Group, Inc., Berry Global, Inc., the lenders party thereto from time to time and Goldman Sachs Bank USA

10.2	First Lien Bridge Credit Agreement, dated as of March 8, 2019, by and among Berry Global Group, Inc., Berry Global, Inc., the lenders party thereto from time to time and Goldman Sachs Bank USA

10.3	Second Lien Bridge Credit Agreement, dated as of March 8, 2019, by and among Berry Global Group, Inc., Berry Global, Inc., the lenders party thereto from time to time and Wells Fargo Bank, National Association

Further Information; No Offer or Solicitation

This communication is not intended to and does not constitute or form part of an offer to sell or subscribe for or the solicitation of an offer to buy or subscribe for, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It is intended that the Acquisition will be implemented by way of the Scheme. Any decision in respect of, or other response to, the Acquisition should be made only on the basis of the information provided pursuant to the Scheme.

Forward-Looking Information

Statements in this Current Report on Form 8-K that are not historical, including statements relating to the expected future performance of the Company, are considered “forward looking” as contemplated by the U.S. federal securities laws. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates,” “outlook,” or “looking forward,” or similar expressions that relate to our strategy, plans, or intentions. All statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates, and financial results or to our expectations regarding future industry trends are forward-looking statements. In addition, we, through our senior management team, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected.

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Important factors that could cause actual results to differ materially from our expectations, which we refer to as cautionary statements, are disclosed under “Risk Factors” and elsewhere in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including, without limitation, in conjunction with the forward-looking statements included in this Current Report on Form 8-K. All forward-looking information and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include: (1) risks associated with our substantial indebtedness and debt service; (2) changes in prices and availability of resin and other raw materials and our ability to pass on changes in raw material prices on a timely basis; (3) the impact of potential changes in interest rates: (4) performance of our business and future operating results; (5) risks related to our acquisition strategy and integration of acquired businesses; (6) reliance on unpatented know-how and trade secrets; (7) increases in the cost of compliance with laws and regulations, including environmental, safety, and production and product laws and regulations; (8) risks related to disruptions in the overall economy and the financial markets may adversely impact our business; (9) catastrophic loss of one of our key manufacturing facilities, natural disasters, and other unplanned business interruptions; (10) risks of competition, including foreign competition, in our existing and future markets; (11) general business and economic conditions, particularly an economic downturn; (12) potential failure to realize the intended benefits from recent acquisitions including, without limitation, the inability to realize the anticipated cost synergies in the anticipated amounts or within the contemplated timeframes or cost expectations, the inability to realize the anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the company’s operations, and the anticipated tax treatment; (13) risks related to international business, including foreign currency exchange rate risk and the risks of compliance with applicable export controls, sanctions, anti-corruption laws and regulations, (14) the ability of our insurance to fully cover potential exposures and (15) the other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date of this Current Report on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: March 14, 2019	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary